--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                          New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                February 28, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

NEW JERSEY TAX-FREE BOND FUND

* Municipal bonds, nationally and in New Jersey, performed well during the past 6- and 12-month periods, buoyed by strong economic growth and subdued inflation.

* With 5.05% for the six-month period and 9.24% for 12 months, your fund posted significantly better returns than its peer group average.

* Duration management and select lower-rated bonds benefited results and helped keep the fund's income level consistent despite falling interest rates.

* Supply of new issues was heavy in New Jersey, keeping prices in check and providing us with some buying opportunities.

* We expect to maintain our slightly long interest rate posture as long as the inflation outlook remains favorable.

FELLOW SHAREHOLDERS

     The municipal bond market and your fund enjoyed very good returns for the past 6- and 12-month periods, fueled by strong economic growth and low inflation both in New Jersey and across the nation. In the aftermath of the crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of the U.S. fixed income markets.

MARKET ENVIRONMENT

     After a sharp rise last March, interest rates plummeted for most of the past year and especially during the six months ended February 28, 1998. Nationally, municipal bond prices rose as yields declined, with long-term AAA-rated bonds breaking below the 5% level. The tax-exempt market benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply.

     [The New Jersey Bond Yield Index chart. A line chart showing the New Jersey Bond Yield Index between 2/28/97 and 2/28/98.]

     The major influence on rates was, and continues to be, the lack of inflation in the U.S. Consumer prices increased at a 1.7% annual rate in 1997, the lowest since 1986. The economy grew at an impressive rate of 3.8%, which, when combined with the robust labor market and tame inflation, has driven consumer confidence to an all-time high. New Jersey's economic growth improved over the past year, converging with national averages. The state has now recovered essentially all the jobs lost since the last recession. Because of the strong economy, state tax receipts exceeded expectations and are estimated to grow by a healthy 10.7% this fiscal year. Constrained spending resulted in a projected budget surplus of $1 billion for June 30, 1998.

     Municipal new issuance increased by 20% nationally in 1997, and supply for 1998 so far is the highest ever for the first two months of the year. In addition, the New Jersey market had to digest a $2.75 billion state taxable issue, used to fund a portion of the state's pension liability. This heavy supply kept downward pressure on prices, allowing us to add new issues to the portfolio at attractive yields.

STRATEGY AND PERFORMANCE REVIEW

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                    6 Months            12 Months
--------------------------------------------------------------------------------
New Jersey Tax-Free
Bond Fund                                   5.05%                9.24%

Lipper New Jersey Municipal
Debt Funds Average                          4.70                 8.41
================================================================================

     Our focus on relatively high tax-free income and long-term bonds positioned the fund for a very good year. Total returns of 5.05% and 9.24% for the six-month and one-year periods, respectively, compared favorably with the Lipper New Jersey Municipal Debt Funds Average. Indeed, the fund has outperformed its benchmark average in every year since its inception. The fund's income distribution also remained constant from six months ago, even though interest rates dropped dramatically. We believe in maintaining a higher yield than our competitors, consistent with a prudent risk level. Our below-average expense ratio contributed to this goal.

     Also important to fund performance was careful management of interest rate exposure. Shortly after the beginning of the fiscal year, we were conservatively postured as the Fed prepared to raise short-term interest rates. As the year progressed, however, we became increasingly confident that no further rate increases were imminent and extended the fund's duration to just over 7.5 years, where it remains today. Duration is a measure of interest rate sensitivity, and a longer duration allows the fund to do two things: first, to maximize the tax-free yield it pays shareholders, since longer bonds generally have higher yields; and second, to participate more fully in any drop in interest rates, since long bonds are more interest rate-sensitive. Both of these factors contributed to your fund's strong returns for the year, especially compared with its peer group.

     The low inflation rate and the government's progress toward a balanced budget gave us comfort as we took on this more aggressive positioning. The recent problems in Asia only sped up a move toward lower rates and may contribute to further declines. In times of international uncertainty the world has flocked to U.S. bonds. New Jersey bonds were able to share in the ensuing rally.

     The fund's sector diversification-including its most significant stake in the hospital sector-was essentially unchanged. In keeping with a longstanding investment theme, we continued to add to our BBB and lower-rated holdings, which now make up roughly 25% of fund assets. For example, as discussed in past reports, the fund holds one uninsured incinerator project, Union County Utilities Authority. Incinerator projects have been under tremendous competitive pressure, but we think Union County is addressing the challenges successfully.

     Union County and our other BBB holdings have benefited from a broad trend in favor of lower-quality municipals: nationwide and in New Jersey, good economic developments have produced numerous credit upgrades, and, in an environment of low interest rates, many investors are opting for the higher yields these bonds provide. Currently, however, the difference (or spread) in yield between AAA rated bonds and BBB rated issues is narrow, limiting the potential for future rallies and increasing the chances of a reversal. Moving forward, we will likely maintain our holdings, but we do not plan to add to them significantly.

OUTLOOK

     The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

     We expect to maintain our somewhat aggressive interest rate profile as long as the inflation and budget outlooks remain favorable. We will also carefully analyze new issues in 1998 for more opportunities to maintain both upside potential and yield for the fund.

Respectfully submitted,

/s/

William F. Snider
Chairman of the Investment Advisory Committee
March 20, 1998

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           8/31/97       2/28/98
Price Per Share ......................................      $11.23       $11.51
Dividends Per Share
        For 6 months .................................        0.28         0.28
        For 12 months ................................        0.57         0.57
Dividend Yield *
        For 6 months .................................        5.18%        5.04%
        For 12 months ................................        5.29         5.18
Weighted Average Maturity (years) ....................        19.3         19.5
Weighted Average Effective Duration (years) ..........         7.6          7.5
Weighted Average Quality ** ..........................          A+           A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.

SECTOR Diversification
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            8/31/97     2/28/98
Hospital Revenue .......................................         21%         21%
Dedicated Tax Revenue ..................................         10          12
Water and Sewer Revenue 12 .............................         10
Educational Revenue ....................................          9           9
General Obligation - Local .............................          5           7
Air and Sea Transportation Revenue .....................          7           7
Prerefunded Bonds ......................................          6           6
Industrial and Pollution Control Revenue ...............          6           6
General Obligation - State .............................          5           5
Electric Revenue .......................................          5           4
Nuclear Revenue 4 ......................................          4
Life Care/Nursing Home Revenue .........................          1           3
Housing Finance Revenue 3 ..............................          3
Miscellaneous Revenue ..................................          3           2
All Other ..............................................          5           4
Other Assets Less Liabilities ..........................         -2          -3
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 2/28/98             1 Year  3 Years  5 Years  Inception       Date
New Jersey Tax-Free Bond Fund      9.24%    8.13%    6.10%      8.00%    4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Year
                                                    Ended
                                                  2/28/98           2/28/97           2/29/96           2/28/95           2/28/94
NET ASSET VALUE
Beginning of period ......................     $    11.08        $    11.16        $    10.63        $    11.19        $    11.23
Investment activities
        Net investment income ............           0.57*             0.57*             0.58*             0.57*             0.56*
        Net realized and
        unrealized gain (loss) ...........           0.43             (0.08)             0.53             (0.55)             0.10
        Total from
        investment activities ............           1.00              0.49              1.11              0.02              0.66
Distributions
        Net investment income ............          (0.57)            (0.57)            (0.58)            (0.57)            (0.56)
        Net realized gain ................           --                --                --               (0.01)            (0.14)
        Total distributions ..............          (0.57)            (0.57)            (0.58)            (0.58)            (0.70)
NET ASSET VALUE
End of period ............................     $    11.51        $    11.08        $    11.16        $    10.63        $    11.19
Ratios/Supplemental Data
Total return .............................           9.24%*            4.57%*           10.67%*            0.37%*            5.97%*
Ratio of expenses to
average net assets .......................           0.65%*            0.65%*            0.65%*            0.65%*            0.65%*
Ratio of net investment
income to average
net assets ...............................           5.05%*            5.18%*            5.28%*            5.41%*            4.90%*
Portfolio turnover rate ..................           34.3%             78.9%             98.4%            139.1%             68.8%
Net assets, end of period
(in thousands) ...........................     $   99,765        $   80,289        $   70,304        $   58,074        $   63,160

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    Par    Value
                                                                    In thousands

NEW JERSEY  84.5%
Cape May County, Industrial Pollution Control Fin. Auth ......
        Atlantic City Electric
                6.80%, 3/1/21 (MBIA Insured) .................   $1,500   $1,851
Edison Township, GO, 6.50%, 6/1/08 ...........................      350      407
Freehold Township, GO, Monmouth County Water and Sewer
                6.35%, 10/1/11 (MBIA Insured) ................      250      293
Jersey City, GO, School Bonds, 6.50%, 2/15/04 ................      500      549
Mercer County Public Improvement Auth., GO, Solid Waste
                5.75%, 9/15/16 ...............................    2,000    2,150
Middlesex County Pollution Control Fin. Auth., Amerada Hess
                6.875%, 12/1/22 ..............................    1,500    1,643
Middlesex County Utilities Auth., Sewer
                6.25%, 8/15/10 (MBIA Insured) ................      500      579
New Jersey, GO, 7.05%, 7/15/12 * .............................    1,335    1,553
New Jersey Economic Dev. Auth ................................
        American Water
                6.00%, 5/1/36 (FGIC Insured) * ...............    1,000    1,081
                6.875%, 11/1/34 (FGIC Insured) * .............    1,000    1,132
        Franciscan Oaks, 5.75%, 10/1/23 ......................      375      379
        Harrogate
                5.50%, 12/1/06 ...............................      400      421
                5.65%, 12/1/08 ...............................      200      213
                5.75%, 12/1/16 ...............................      500      513
                5.875%, 12/1/26 ..............................      550      569
        Lawrenceville School, 5.75%, 7/1/16 ..................    2,000    2,139
        Natural Gas
                VRDN (Currently 3.35%) .......................      100      100
                VRDN (Currently 3.50%) (AMBAC Insured) .......      200      200
        PCR, Dow Chemical El Dorado
                VRDN (Currently 3.25%) .......................      300      300
        Saint Barnabas
                Zero Coupon, 7/1/15 (MBIA Insured) ...........    2,310      981
                Zero Coupon, 7/1/16 (MBIA Insured) ...........    3,500    1,402
                Zero Coupon, 7/1/17 (MBIA Insured) ...........    1,500      566
        The Evergreens, 6.00%, 10/1/22 .......................      965      993

New Jersey EFA
        Monmouth Univ ........................................
                5.60%, 7/1/11 ................................   $  425   $  445
                5.60%, 7/1/12 ................................      450      470
        Princeton Univ., 5.875%, 7/1/14 ......................    1,050    1,125
        Rowan College, 6.00%, 7/1/21 (AMBAC Insured) .........    1,000    1,085
        Seton Hall Univ ......................................
                6.875%, 7/1/10 ...............................      375      404
                7.00%, 7/1/21 ................................      200      215
New Jersey Health Care Fac. Fin. Auth ........................
        Atlantic Health System
                5.00%, 7/1/27 (AMBAC Insured) ................    1,000      972
        Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured) ...........    2,500    2,324
        Kennedy Health
                5.00%, 7/1/10 (MBIA Insured) .................      500      520
                5.00%, 7/1/11 (MBIA Insured) .................      500      515
                5.25%, 7/1/15 (MBIA Insured) .................      700      713
        Kimbal Medical Center
                5.25%, 7/1/12 (FSA Insured) ..................    1,250    1,282
New Jersey HFFA
        Atlantic City Medical Center, 6.80%, 7/1/11 ..........    1,500    1,654
        Chilton Memorial Hosp., 5.00%, 7/1/13 ................      875      868
        Columbus Hosp., 7.50%, 7/1/21 ........................    1,580    1,702
        Hackensack Medical Center
                6.625%, 7/1/11 (FGIC Insured) ................      500      544
                6.625%, 7/1/17 (FGIC Insured) ................      500      543
        Irvington General Hosp ...............................
                5.875%, 8/1/06 (FHA Guaranteed) ..............    1,170    1,271
                6.375%, 8/1/15 (FHA Guaranteed) ..............      500      552
        Morristown Memorial Hosp .............................
                7.00%, 7/1/17 (Prerefunded 7/1/99+) ..........      800      841
        Raritan Bay Medical Center, 7.25%, 7/1/27 ............      700      758
        St. Elizabeth Hosp ...................................
                6.00%, 7/1/14 ................................    1,500    1,587
                6.00%, 7/1/20 ................................      570      601
        St. Joseph Hosp. and Medical Center
                5.75%, 7/1/16 ................................    1,000    1,060
New Jersey Higher Ed. Assistance Auth., Student Loan
                5.80%, 6/1/16 (MBIA Insured) * ...............    1,250    1,307
New Jersey Housing and Mortgage Fin. Agency
                6.35%, 10/1/27 (MBIA Insured) * $ ............    2,000   $2,121
                7.10%, 11/1/11 ...............................      300      319
                7.10%, 11/1/12 ...............................      175      186
New Jersey Sports and Exposition Auth., Monmouth Park
                8.00%, 1/1/25 ................................      650      742
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/15 ...    3,000    3,064
New Jersey Turnpike Auth .....................................
                10.375%, 1/1/03 (Escrowed to Maturity) .......    1,635    1,916
New Jersey Wastewater Treatment Trust
                6.30%, 4/1/10 ................................    1,180    1,310
                6.375%, 4/1/11 ...............................      750      833

Newark, GO
        School Qualified Bond Act
                5.30%, 9/1/11 (MBIA Insured) .................    1,545    1,608
                5.30%, 9/1/17 (MBIA Insured) .................    1,000    1,015
Ocean County Utilities Auth ..................................
        Wastewater
                6.125%, 1/1/02 ...............................      500      537
                6.30%, 1/1/11 ................................    1,300    1,436
Port Auth. of New York and New Jersey
                VRDN (Currently 3.50%) .......................      500      500
                5.00%, 10/1/22 ...............................    2,500    2,438
                6.125%, 6/1/94 ...............................    1,000    1,154
                6.125%, 7/15/22 * ............................    1,000    1,070
                6.50%, 10/1/01 * .............................      500      532
                6.50%, 7/15/19 (FGIC Insured) * ..............      500      549
                6.50%, 11/1/26 * .............................    1,000    1,076
        Special Project, 6.75%, 10/1/11 * ....................    1,000    1,119
        Versatile Structures, VRDN (Currently 3.50%) .........      400      400
Rutgers St. University, 5.00%, 5/1/14 ........................    1,000    1,002
Salem County Pollution Control Fin. Auth., PCR
        E. I. Du Pont, 6.50%, 11/15/21 * .....................    2,000    2,155
        Public Service Electric and Gas Co. ..................
                6.25%, 6/1/31 (MBIA Insured) .................    1,500    1,654
South Brunswick Township, GO
        Board of Ed ..........................................
                6.40%, 8/1/09 (FGIC Insured)
                (Prerefunded 8/1/05+) ........................  $ 1,250  $ 1,417
                6.40%, 8/1/10 (FGIC Insured)
                (Prerefunded 8/1/05+) ........................    1,500    1,700
South Jersey Transportation Auth., Raytheon Aircraft Service
                6.15%, 1/1/22 ................................    1,010    1,078
Southeast Morris County Municipal Utilities Auth., Water
                6.50%, 1/1/11 (FGIC Insured) .................      750      808
Union County Industrial Pollution Control Fin. Auth., PCR
        Exxon, VRDN (Currently 3.20%) ........................      600      600
Union County Utilities Auth ..................................
        Solid Waste
                7.15%, 6/15/09 * .............................      600      601
                7.20%, 6/15/14 * .............................      360      361
Univ. of Medicine and Dentistry of New Jersey
                5.00%, 9/1/22 (MBIA Insured) .................    1,000      978
                6.50%, 12/1/18 (MBIA Insured)
                (Prerefunded 12/1/01+) .......................      750      827
Wanaque Borough Sewage Auth., GO, 5.25%, 12/1/21 .............    1,000    1,001
Wanaque Valley Regional Sewage Auth ..........................
                5.75%, 9/1/18 (AMBAC Insured) ................    2,000    2,191
Warren County, PCR, Warren Energy Resource
                6.55%, 12/1/06 (MBIA Insured) ................      600      621
Total New Jersey (Cost $78,757) ..............................            84,291

PUERTO RICO  17.2%
Puerto Rico Commonwealth, GO
                6.45%, 7/1/17 (Prerefunded 7/1/04+) ..........      500      566
                6.80%, 7/1/21 (Prerefunded 7/1/02+) ..........      200      224
                7.75%, 7/1/13 (Prerefunded 7/1/98+) ..........       25       26
        Public Improvement, 4.50%, 7/1/23 ....................    1,250    1,126
Puerto Rico Electric Power Auth ..............................
                5.50%, 7/1/11 ................................    1,000    1,041
                5.50%, 7/1/25 ................................    2,750    2,796
                7.125%, 7/1/14 ...............................      500      527
                8.00%, 7/1/08 (Prerefunded 7/1/98+) ..........      625      647
Puerto Rico Highway and Transportation Auth ..................
                5.00%, 7/1/36 ................................  $   500  $   485
                5.00%, 7/1/38 ................................    1,500    1,425
                5.50%, 7/1/15 (MBIA Insured) .................    1,000    1,081
                6.375%, 7/1/08 (FSA Insured) .................    1,000    1,099
                6.625%, 7/1/12 ...............................    1,000    1,100
                6.625%, 7/1/12 (FSA Insured) .................      500      551
Puerto Rico Infrastructure Fin. Auth .........................
                5.00%, 7/1/28 ................................    1,000      977
                5.25%, 7/1/10 (AMBAC Insured) ................    1,000    1,066
                7.50%, 7/1/09 ................................      475      491
Puerto Rico Public Building Auth., GO
        Gov't. Fac ...........................................
                5.00%, 7/1/27 (AMBAC Insured) ................    1,000      978
                5.25%, 7/1/21 ................................    1,000      997
Total Puerto Rico (Cost $16,337) .............................            17,203

GUAM  1.1%
Guam Government Limited, Infrastructure Improvement
                5.50%, 11/1/08 (AMBAC Insured) ...............    1,000    1,092
Total Guam (Cost $  1,074) ...................................             1,092
Total Investments in Securities
102.8% of Net Assets (Cost $ 96,168) .........................          $102,586
Other Assets Less Liabilities ................................           (2,821)
NET ASSETS ...................................................          $ 99,765
Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................          $      4
Accumulated net realized gain/loss -
net of distributions .........................................           (1,310)
Net unrealized gain (loss) ...................................             6,418
Paid-in-capital applicable to 8,666,523
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized ..................................            94,653
NET ASSETS ...................................................          $ 99,765
NET ASSET VALUE PER SHARE ....................................          $  11.51

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
EFA    Educational Facility Authority
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Authority
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFFA   Health Facility Financing Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                         2/28/98
Investment Income
Interest income .................................................       $ 5,015
Expenses
        Investment management ...................................           352
        Custody and accounting ..................................            89
        Shareholder servicing ...................................            83
        Prospectus and shareholder reports ......................            20
        Legal and audit .........................................             8
        Registration ............................................             8
        Trustees ................................................             6
        Miscellaneous ...........................................             6
        Total expenses ..........................................           572
Net investment income ...........................................         4,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ..............................................           639
        Futures .................................................          (135)
        Net realized gain (loss) ................................           504
Change in net unrealized gain or loss on securities .............         2,871
Net realized and unrealized gain (loss) .........................         3,375
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $ 7,818

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    In thousands
                                                               Year
                                                              Ended
                                                            2/28/98     2/28/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ...........................  $  4,443    $  3,842
        Net realized gain (loss) ........................       504        (381)
        Change in net unrealized gain or loss ...........     2,871         (65)
        Increase (decrease) in net assets from operations     7,818       3,396
Distributions to shareholders
        Net investment income ...........................    (4,443)     (3,842)
Capital share transactions *
        Shares sold .....................................    28,813      20,966
        Distributions reinvested ........................     3,415       2,921
        Shares redeemed .................................   (16,127)    (13,456)
        Increase (decrease) in net assets from capital
        share transactions ..............................    16,101      10,431
Net Assets
Increase (decrease) during period .......................    19,476       9,985
Beginning of period .....................................    80,289      70,304
End of period ...........................................  $ 99,765    $ 80,289
*Share information
        Shares sold .....................................     2,553       1,913
        Distributions reinvested ........................       303         266
        Shares redeemed .................................    (1,437)     (1,230)
        Increase (decrease) in shares outstanding .......     1,419         949

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. In vestment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $48,382,000 and $29,722,000, respectively, for the year ended February 28, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,084,000, of which $664,000 expires in 2003, and $420,000 in 2005. Capital loss carryforwards utilized in fiscal 1998 amounted to $634,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                     $ 2,000
Undistributed net realized gain                                          (7,000)
Paid-in-capital                                                           5,000

     At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $96,168,000, and net unrealized gain aggregated $6,418,000, of which $6,523,000 related to appreciated investments and $105,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $28,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $21,000 of management fees were not accrued by the fund for the year ended February 28, 1998. Additionally, $151,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $130,000 for the year ended February 28, 1998, of which $11,000 was payable at period-end.


================================================================================
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's  dividend  income  included   $4,375,000   which  qualified  as
exempt-interest dividends.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
================================================================================

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND

       We have audited the accompanying statement of net assets of T. Rowe Price New Jersey Tax-Free Bond Fund (one of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price New Jersey Tax-Free Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 18, 1998

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly the Equity Index Fund.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***    Closed to new investors.
+ Neither the funds nor their share prices are guaranteed or insured by the U.S. government.
Please call for a prospectus. Read it carefully before you invest or send money. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL:   1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com
T. Rowe Price Associates

100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Jersey Tax-Free Bond Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.            F47-050 2/28/98